UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2009 (February 26, 2009)
Date of Report (Date of earliest event reported)

EXECUTE SPORTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-125868	30-0038070
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 West C Street, Suite 1300
San Diego, CA 92101
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (310) 515-8902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2009, the Company received the resignation of Ms. Celeste Berouty as the Company's President, effective immediately. Ms. Berouty's resignation letter did not reference a disagreement with the Company on matters relating to the Company's operations, policies or practices.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 4, 2009		EXECUTE SPORTS, INC.
	By:	/s/ James R. Arabia Chief Executive Officer